Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Generac Holdings Inc. (the “Company”), does hereby certify that to my knowledge:

1.
the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
the information contained in the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2011 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2011	/s/ Aaron Jagdfeld _________________________________________
	Name:	Aaron Jagdfeld
	Title:	Chief Executive Officer